Vanguard STAR® Fund

Supplement to the Prospectus Dated February 26, 2010

New Advisors Join Investment Advisory Team of Underlying Fund

The board of trustees of Vanguard U.S. Growth Fund, an underlying fund of Vanguard STAR Fund, has removed AllianceBernstein L.P. (AllianceBernstein) and added Delaware Management Company (d.b.a. Delaware Investments) and Wellington Management Company, LLP (Wellington Management), to that fund’s investment advisory team.

Prospectus Text Changes

In the Investment Advisor section, the text relating to Vanguard U.S. Growth Fund in the table on page 20 is replaced with the following:

Underlying Fund	Investment Advisor

Vanguard U.S. Growth Fund	Delaware Management Company (d.b.a. Delaware
Investments)
Wellington Management Company, LLP
William Blair & Company, L.L.C.

Also in the Investment Advisor section, AllianceBernstein is removed from the table on page 21 and Delaware Investments is added to the table as follows:

Firm	Background

Delaware Investments	Based in Philadelphia, Pennsylvania
Founded in 1929
Manages approximately $135 billion in assets

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Vanguard Marketing Corporation, Distributor.	PS 56A 102010